Subsequent Event	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Event
20	Subsequent event

On March 4, 2019, the Company entered into a purchase agreement with Shanghai Liehong Information Technology Limited Company to acquire assets and assume liabilities related to the MLINK business with a total consideration of RMB8,000. The Company is in the process of evaluating the estimated fair value of the net assets on the acquisition date under the purchase method of accounting.